PREPARED BY AND UPON
                             RECORDATION RETURN TO:

                             R. Russell Berry, Esq.
                     Womble Carlyle Sandridge & Rice, PLLC
                     1275 Peachtree Street, N.E., Suite 700
                             Atlanta, Georgia 30339

                         ______________________________

                             DEED TO SECURE DEBT AND
                               SECURITY AGREEMENT
                         ______________________________


                                 by and between

                     THICKET APARTMENTS, L.P., as mortgagor
                                   (Borrower)
                                       to


                  UNIVEST MORTGAGE CAPITAL, LLC, as mortgagee
                                    (Lender)


                              Dated: June 27, 1996

                          Location: Thicket Apartments
                             5816 Covington Highway
                      Decatur, DeKalb County, Georgia 30035


     THE NAMES OF THE DEBTOR AND THE SECURED PARTY, THE MAILING ADDRESS OF THE SECURED PARTY FROM WHICH INFORMATION CONCERNING THE SECURITY INTEREST MAY BE OBTAINED, THE MAILING ADDRESS OF THE DEBTOR AND A STATEMENT INDICATING THE TYPES, OR DESCRIBING THE ITEMS, OF COLLATERAL, ARE AS DESCRIBED IN SECTION 1.1 HEREOF IN COMPLIANCE WITH THE REQUIREMENTS OF ARTICLE 9, SECTION 402 OF THE UNIFORM COMMERCIAL CODE, TITLE 11 OF THE CODE OF GEORGIA.

     THIS DEED TO SECURE DEBT AND SECURITY AGREEMENT (the "Security Instrument") made as of the 27th day of June, 1996, by THICKET APARTMENTS, L.P., a Delaware limited partnership having its principal place of business at 3111 Paces Mill Road, Suite A-200, Atlanta, Georgia 30339 ("Borrower") to UNIVEST MORTGAGE CAPITAL, LLC, a Georgia limited liability company having its principal place of business at Six Concourse Parkway, Suite 1400, Atlanta, Georgia 30328-5346 ("Lender").

                                 WITNESSETH:

     To secure the payment of an indebtedness in the principal sum of SEVEN MILLION THREE HUNDRED NINETY-TWO THOUSAND AND NO/100 DOLLARS ($7,392,000.00), lawful money of the United States of America, to be paid with interest according to a certain Promissory Note dated the date hereof made by Borrower to Lender with a maturity date of July 1, 2003 (the note, together with all extensions, renewals or modifications thereof, being hereinafter collectively called the "Note") (said indebtedness, interest and all other sums due hereunder and under the Note or the Other Security Documents, as hereinafter defined, being collectively called the "Debt"), Borrower, for and in consideration of the sum of Ten ($10.00) Dollars and other valuable consideration in hand paid, the receipt of which hereby is acknowledged, and the further consideration, uses, purposes and trusts herein set forth and declared, has granted, bargained, sold, transferred, assigned, set- over and conveyed and by these presents does hereby grant, bargain, sell, mortgage, convey, assign, transfer, pledge and set over unto Lender and unto his successors in the trust hereby created and his assigns, forever, all of Borrower's right, title and interest in the real property described in Exhibit "A" attached hereto (the "Land") and the buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter located thereon (the "Improvements");

     TOGETHER WITH: all right, title, interest and estate of Borrower now owned, or hereafter acquired, in and to the following property, rights, interests and estates (the Land, the Improvements, together with the following property, rights, interests and estates, being hereinafter collectively referred to as the "Property"):

     (a) all easements, rights-of-way, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Land and the Improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Borrower of, in and to the Land and the Improvements and every part and parcel thereof, with the appurtenances thereto;

     (b) all machinery, furnishings, equipment, fixtures (including, but not limited to, all heating, air conditioning, plumbing, lighting, communications and elevator fixtures) and other property of every kind and nature whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Land and the Improvements, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Land and the Improvements and all building equipment, materials and supplies of any nature whatsoever owned by Borrower or in which Borrower has or shall have an interest, now or hereafter located upon the Land and the Improvements, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Land and the Improvements and all building equipment, goods, materials and supplies of any nature whatsoever owned by Borrower or in which Borrower has or shall have an interest, now or hereafter located upon the Land and the Improvements, or appurtenant thereto, or usable in connection with the present or future operation and occupancy of the Land and the Improvements (hereinafter collectively called the "Equipment"), and the right, title and interest of Borrower in and to any of the Equipment which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the state or states where any of the Property is located (the "Uniform Commercial Code"), superior in lien to the lien of this Security Instrument;

     (c) all awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Property, whether from real estate tax refunds or the exercise of the right of eminent domain (including, but not limited to, any transfer made in lieu of or in anticipation of the exercise of said right), or for a change of grade, or for any other injury to or decrease in the value of the Property;

     (d) all leases and other agreements affecting the use, enjoyment or occupancy of the Land and the Improvements heretofore or hereafter entered into (the "Leases") and all rents, issues, profits (including all oil and gas or other mineral royalties and bonuses) from the Land and the Improvements (the "Rents") and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;

     (e) all proceeds of and any unearned premiums on any insurance policies covering the Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property;

     (f) the right, in the name and on behalf of Borrower, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Lender in the Property;

     (g) all right, title and interest of Borrower in, to and under all accounts, escrows, documents, instruments, chattel paper, claims, deposits, trademarks and general intangibles, as the foregoing terms are defined in the Uniform Commercial Code, and all contract rights, franchises, books, records, plans, specifications, permits, licenses (to the extent assignable), approvals, actions and causes of action which now or hereafter relate to, are derived from or are used in connection with the Land or the use, operation, maintenance, occupancy or enjoyment thereof or the conduct of any business or activities thereon (hereinafter collectively called the "Intangibles");

     TO HAVE AND TO HOLD the above granted and described Property unto and to the use and benefit of Lender, in fee simple, and the successors and assigns of Lender, forever;

     PROVIDED, HOWEVER, these presents are upon the express condition that, if Borrower shall well and truly pay to Lender the Debt at the time and in the manner provided in the Note and this Security Instrument and shall well and truly abide by and comply with each and every covenant and condition set forth herein and in the Note, these presents and the estate hereby granted shall be canceled and terminated;

     AND Borrower represents and warrants to and covenants and agrees with Lender as follows:


                                     PART I

                               GENERAL PROVISIONS

     1. PAYMENT OF DEBT AND INCORPORATION OF COVENANTS, CONDITIONS AND AGREEMENTS. Borrower will pay the Debt at the time and in the manner provided in the Note and in this Security Instrument. All the covenants, conditions and agreements contained in (a) the Note and (b) all and any of the documents other than the Note or this Security Instrument now or hereafter executed by Borrower and/or others and by or in favor of Lender, which wholly or partially secure or guaranty payment of the Note (the "Other Security Documents"), are hereby made a part of this Security Instrument to the same extent and with the same force as if fully set forth herein.

     2. WARRANTY OF TITLE. Borrower warrants that Borrower has good, marketable and insurable fee simple title to the Property and has the full power, authority and right to execute, deliver and perform its obligations under this Security Instrument and to encumber, mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm, pledge, assign and hypothecate the same and that Borrower possesses an unencumbered fee estate in the Land and the Improvements and that it owns the Property free and clear of all liens, encumbrances and charges whatsoever except for those exceptions shown in the title insurance policy insuring the lien of this Security Instrument and that this Security Instrument is and will remain a valid and enforceable first lien on and security interest in the Property, subject only to said exceptions. Borrower shall forever warrant, defend and preserve such title and the validity and priority of the lien of this Security Instrument and shall forever warrant and defend the same to Lender against the claims of all persons whomsoever, subject only to said exceptions.

     3. INSURANCE. (a) Borrower, at its sole cost and expense, will keep the Property insured during the entire term of this Security Instrument for the mutual benefit of Borrower and Lender against loss or damage by fire and against loss or damage by other risks and hazards covered by a standard extended coverage policy, including, but not limited to, riot and civil commotion, vandalism, malicious mischief, burglary and theft. Such insurance shall be in an amount (i) equal to the then full replacement cost of the Improvements and Equipment, without deduction for physical depreciation, and (ii) such that the insurer would not deem Borrower a co-insurer under said policies. The policies of insurance carried in accordance with this Paragraph 3 shall be paid annually in advance and shall contain the "Replacement Cost Endorsement" with a waiver of depreciation.

     (b) Borrower, at its sole cost and expense, for the mutual benefit of Borrower and Lender, shall also obtain and maintain during the entire term of this Security Instrument the following policies of insurance:

          (i) Flood insurance if any part of the Property is located in an area identified now or in the future by the Federal Emergency Management Agency as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968 (and any amendment or successor act thereto) in an amount at least equal to the outstanding principal amount of the Note or the maximum limit of coverage available with respect to the Improvements and Equipment under said Act, whichever is less.

          (ii) Comprehensive public liability insurance, including broad form property damage, blanket contractual and personal injuries (including death resulting therefrom) coverages.

          (iii) Rental loss insurance in an amount equal to the aggregate annual amount of all rents and additional rents payable by all of the tenants under the Leases (whether or not such Leases are terminable in the event of a fire or casualty), such rental loss insurance to cover rental losses for a period of at least twelve (12) months after the date of the fire or casualty in question. The amount of such rental loss insurance shall be increased from time to time during the term of this Security Instrument as and when new Leases and renewal Leases are entered into in accordance with the terms of this Security Instrument, to reflect all increased rent and increased additional rent payable by all of the tenants under such renewal Leases and all rent and additional rent payable by all of the tenants under such new Leases.

          (iv) Insurance against loss or damage from (x) leakage of sprinkler systems and (y) explosion of steam boilers, air conditioning equipment, high pressure piping, machinery and equipment, pressure vessels or similar apparatus now or hereafter installed in the Improvements.

          (v) War risk insurance upon the Property, as and when such insurance is obtainable from the United States of America or any agency or instrumentality thereof at reasonable rates, for the maximum amount of insurance obtainable and which is customarily required by institutional mortgagees with respect to similar properties similarly situated.

          (vi) Worker's compensation insurance with respect to any employees of Borrower, as required by any governmental authority or legal requirement.

          (vii) Such other insurance as may from time to time be reasonably required by Lender in order to protect its interests.

               (c) All policies of insurance (the "Policies") required pursuant to this Paragraph 3: (i) shall be issued by an insurer satisfactory to Lender, (ii) shall contain the standard mortgagee non-contribution clause naming Lender as the person to which all payments made by such insurance company shall be paid, (iii) shall be maintained throughout the term of this Security Instrument without cost to Lender, (iv) shall be delivered to Lender, (v) shall contain such provisions as Lender deems reasonably necessary or desirable to protect its interest, including, without limitation, endorsements providing that neither Borrower, Lender nor any other party shall be a co-insurer under said Policies and that Lender shall receive at least thirty (30) days prior written notice of any modification or cancellation, and
          (vi) shall be satisfactory in form and substance to Lender and shall be approved by Lender as to amounts, form, risk coverage, deductibles, loss payees and insureds. Borrower shall pay the premiums for such Policies (the "Insurance Premiums") as the same become due and payable. Not later than thirty (30) days prior to the expiration date of each of the Policies, Borrower will deliver to Lender satisfactory evidence of the renewal of each of the Policies. In lieu of any of the Policies required hereunder, Borrower may provide to Lender a certified copy of any blanket policy of insurance and an original allocation, or equivalent, endorsement with respect to any such blanket policy of insurance, or other evidence satisfactory to Lender that acceptable coverage is in full force and effect under any such blanket policy of insurance.

               (d) If the Property shall be damaged or destroyed, in whole or in part, by fire or other casualty, Borrower shall give prompt notice thereof to Lender. In the event of a Minor Casualty (hereinafter defined), the net amount of all insurance proceeds received by Lender with respect to such damage or destruction, after deduction of the costs and expenses incurred by Lender in collecting the same (the "Net Proceeds") shall be disbursed by Lender in accordance with the terms and conditions set forth herein to pay for the costs and expenses of the Restoration (hereinafter defined), provided the following conditions are satisfied: (i) no Event of Default has occurred and remains uncured under this Security Instrument, the Note or any of the Other Security Documents; (ii) Borrower proceeds promptly after the insurance claims are settled with the restoration, replacement, rebuilding or repair of the Property as nearly as possible to the condition the Property was in immediately prior to such fire or other casualty (the "Restoration"); (iii) Lender determines that the Net Proceeds paid to Lender together with any deposit made by Borrower to Lender will be sufficient, in Lender's sole judgment, to pay in full all costs of the Restoration; (iv) Borrower carries builder's risk insurance satisfactory to Lender; (v) Lender agrees in writing that the rental income of the Property as restored will be sufficient to meet all operating costs and other expenses, payments for reserves and repayment of the Debt; (vi) the Restoration shall be done in compliance with all applicable laws, rules and regulations and the Property and use thereof subsequent to Restoration will be in compliance with all applicable building and zoning requirements; (vii) a set of plans and specifications in connection with the Restoration shall be submitted to Lender and shall be satisfactory to Lender in all respects; (viii) all reasonable costs and expenses incurred by Lender in connection with making the Net Proceeds available for Restoration, including, without limitation, counsel fees and inspecting engineer fees incurred by Lender, shall be paid by Borrower; (ix) less than fifty percent (50%) of total floor area of the Improvements is destroyed, damaged or rendered unusable; (x) Leases demising in the aggregate at least fifty percent (50%) of the rentable space in the Improvements remain in full force and effect during and after the completion of the Restoration; (xi) Lender shall be satisfied that all operating deficits for the Property will be covered by either the Net Proceeds or other funds of Borrower; (xii) the Property will meet a post-restoration debt service coverage ratio specified by Lender subsequent to Restoration; (xiii) the Restoration will be completed at least one (1) year prior to maturity of the indebtedness secured by this Security Instrument, or upon such earlier date as may be required under leases in effect or pursuant to zoning regulations; (xiv) the Restoration is commenced as soon as reasonably practicable (but in no event later than ninety (90) days after the occurrence of the casualty) and completed in an expeditious and diligent manner; (xv) the casualty has not resulted in loss of access to the Property; and (xvi) Lender shall have received evidence reasonably satisfactory to it that, during the period of the Restoration, the sum of (A) income derived from the Property, as reasonably determined by Lender, plus (B) proceeds of rent loss insurance or business interruption insurance, if any, to be paid will equal or exceed the sum of (C) expenses in connection with the operation of the Property and (D) the debt service under the Note. The term "Minor Casualty" shall mean a casualty which renders untenantable no more than 25% of the net rentable area of the Improvements and results in a rent interruption of no more than 25% of the Rents. For the purpose of this paragraph, an apartment unit shall be considered untenantable if following the casualty such unit is not rentable at the rent existing prior to the casualty.

               (e)  The  Net  Proceeds  received  by  Lender  following  a Minor
          Casualty shall be held in trust by Lender in an interest- bearing account with all interest thereon to be used in connection with the Restoration as herein set forth and shall be paid by Lender to, or as directed by, Borrower, less customary retainage, from time to time during the course of the Restoration (but no more frequently than once per month), upon receipt of evidence satisfactory to Lender that (i) all materials installed and work and labor performed (except to the extent they are to be paid for out of the requested payment) in connection with the Restoration have been paid for in full, (ii) no mechanics' or other liens or encumbrances on the Property arising out of the Restoration exist which have not been bonded or otherwise discharged or released, and (iii) the balance of the Net Proceeds plus the balance of any deficiency deposits given by Borrower to Lender pursuant to the provisions of this paragraph hereinafter set forth shall be sufficient to pay in full the balance of the cost of the Restoration.

               (f) The excess, if any, of the Net Proceeds after payment to Borrower as provided herein shall be applied by Lender in reduction of the Debt in such priority and proportions as Lender in its discretion shall deem proper. Notwithstanding anything to the contrary contained herein, (i) if the Net Proceeds shall be less than $100,000.00 only one disbursement shall be required upon the completion of the Restoration to the satisfaction of Lender and (ii) if the Net Proceeds shall be $20,000.00 or less, the Net Proceeds shall be released to Borrower, in trust, and Borrower shall apply such funds for the completion of the Restoration, and upon completion of the Restoration, Borrower shall deliver evidence satisfactory to Lender that (A) all materials installed and work and labor performed in connection with the Restoration have been paid for in full, (B) no mechanics' or other liens or encumbrances on the Property arising out of the Restoration exist which have not been bonded or otherwise discharged or discharged or record. If at any time the Net Proceeds, or the undisbursed balance thereof, shall not in the opinion of Lender be sufficient to pay in full the balance of the cost of the Restoration, Borrower shall deposit the deficiency with Lender in an interest-bearing account before any further disbursement of the Net Proceeds shall be made.

               (g) Any  amount of the Net  Proceeds  received  by Lender and not required to be disbursed for the Restoration pursuant to the provisions hereof may, in Lender's discretion, be either retained and applied by Lender toward the repayment of the Debt in such priority and proportions as Lender in its discretion shall deem proper, or, at the discretion of Lender, either in whole or in part, to Borrower for such purposes as Lender shall designate. Such application toward the Debt shall be without any prepayment consideration, except that if an Event of Default, or an event with notice and/or the passage of time, or both, would constitute an Event of Default, has occurred, then such application shall be subject to the prepayment consideration computed in accordance with the Note. If Lender shall receive and retain such insurance proceeds, (i) the amount of the lien of this Security Instrument shall be reduced only by the amount thereof received and retained by Lender and actually applied by Lender in reduction of the Debt, and (ii) Lender may, at its option, recalculate the monthly installments of principal and interest in accordance with the provisions of the Note.

               (h) Borrower shall not carry separate insurance, concurrent in kind or form or contributing in the event of loss, with any insurance required under this Paragraph 3; provided, however, that notwithstanding the foregoing, Borrower may carry insurance not required under this Security Instrument, provided any such insurance affecting the Property shall be for the mutual benefit of Borrower and Lender, as their respective interests may appear, and shall be subject to all other provisions of this Paragraph 3.

               (i) Borrower shall set forth in its notice to Lender of any damage to or destruction of the Property Borrower's good faith estimate of the cost of the Restoration, or, if Borrower cannot reasonably estimate the anticipated cost of the Restoration, Borrower shall nonetheless give Lender prompt notice of the occurrence of such damage or destruction, and will diligently proceed to obtain estimates to enable Borrower to quantify the anticipated cost of the Restoration free and clear from any and all liens and claims. Borrower shall not adjust, compromise or settle any claim for any sums to be paid by any insurer without the prior written consent of Lender.

               (j) If Borrower shall fail in any respect to comply with its obligations under this Paragraph 3, then, in addition to all other rights available hereunder, at law or in equity, Lender, or any receiver of the Property or any portion thereof, upon five (5) days prior notice to Borrower (except in the event of emergency in which case no notice shall be required), may (but shall have no obligation
          to) perform or cause to be performed the Restoration and may take such other steps as it deems advisable. Borrower hereby waives, for Borrower and all others holding under or through Borrower, any claim, other than for gross negligence or willful misconduct, against Lender and any receiver arising out of any act or omission of Lender or such receiver pursuant hereto, and Lender may apply all or any portion of any sums paid by an insurer to reimburse Lender and such receiver for all amounts incurred in connection with the Restoration and any costs not reimbursed to Lender or the receiver upon demand, together with interest thereon, from the date such amounts are advanced until the same are paid to Lender or the receiver.

     4. PAYMENT OF TAXES, ETC. (a) Borrower shall pay all taxes, assessments, water rates, and sewer rates, now or hereafter levied or assessed or imposed against the Property or any part thereof (the "Taxes") and all ground rents, maintenance charges, other governmental impositions, and other charges, including, without limitation, vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Land and assessments of property owner's associations, now or hereafter levied or assessed or imposed against the Property or any part thereof (the "Other Charges") as same become due and payable. Borrower will deliver to Lender, promptly upon Lender's request, evidence satisfactory to Lender that the Taxes and Other Charges have been so paid or are not then delinquent. Borrower shall not suffer and shall promptly cause to be paid and discharged (by bonding or otherwise) any lien or charge whatsoever which may be or become a lien or charge against the Mortgaged Property, and shall promptly pay for all utility services provided to the Property. Borrower shall furnish to Lender or its designee receipts for the payment of the Taxes, Other Charges and said utility services prior to the date the same shall become delinquent.

               (b) After prior written notice to Lender, Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application, in whole or in part, of any of the Taxes or Other Charges, provided that (i) Borrower is not in default under the Note or this Security Instrument, (ii) Borrower is permitted to do so under the provisions of any mortgage or deed of trust superior in lien to this Security Instrument, (iii) such proceeding shall suspend the collection of the Taxes or Other Charges from Borrower and from the Property, (iv) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower is subject and shall not constitute a default thereunder, (v) neither the Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, canceled or lost, (vi) Borrower shall have set aside adequate reserves for the payment of the Taxes or Other Charges, together with all interest and penalties thereon, and (vii) Borrower shall have furnished such security as may be required in the proceeding, or as may be requested by Lender to insure the payment of any such Taxes or Other Charges, together with all interest and penalties thereon.

     5. ESCROW FUND. (a) Borrower shall, at the option of Lender or its designee, pay to Lender on the first day of each calendar month (i) one-twelfth (1/12) of an amount which would be sufficient to pay those Taxes payable on an annual basis, or estimated by Lender to be payable, during the next ensuing twelve (12) months and (ii) one-twelfth (1/12) of an amount which would be sufficient to pay the Insurance Premiums due for the renewal of the coverage afforded by the Policies upon the expiration thereof (said amounts in (i) and (ii) above hereinafter called the "Escrow Fund"). The Escrow Fund and the payments of interest or principal or both, payable pursuant to the Note, shall be added together and shall be paid as an aggregate sum by Borrower to Lender. Borrower hereby pledges to Lender any and all monies now or hereafter deposited in the Escrow Fund as additional security for the payment of the Debt. Lender will apply the Escrow Fund to payments of Taxes and Insurance Premiums required to be made by Borrower pursuant to Paragraphs 3 and 4 hereof. If the amount of the Escrow Fund shall exceed the amounts due for Taxes and Insurance Premiums pursuant to Paragraphs 3 and 4 hereof, Lender shall, in its discretion, refund any excess to Borrower or credit such excess against future payments to be made to the Escrow Fund. In allocating such excess, Lender may deal with the person shown on the records of Lender to be the owner of the Property. If the Escrow Fund is not sufficient to pay the items set forth in (i) and (ii) above, Borrower shall promptly pay to Lender, upon demand, an amount which Lender shall estimate as sufficient to make up the deficiency.

               (b) Upon the occurrence of an Event of Default (hereinafter defined) Lender may apply any sums then present in the Escrow Fund to the payment of the following items in any order in its sole discretion:

                    (i) Taxes and Other Charges;

                    (ii) Insurance Premiums;

                    (iii)Interest on the unpaid principal balance of the Note;

                    (iv) Amortization of the unpaid principal balance of the Note; or

                    (v) All  other  sums  payable  pursuant  to the  Note,  this
               Security Instrument and the Other Security Documents, including, without limitation, advances made by Lender pursuant to the terms of this Security Instrument.

     Until expended or applied as above provided, any amounts in the Escrow Fund shall constitute additional security for the Debt. The Escrow Fund may be commingled with other monies held by Lender. No earnings or interest on the Escrow Fund shall be payable to Borrower.

     6. CONDEMNATION. Borrower shall promptly give Lender notice of the actual or threatened commencement of any condemnation or eminent domain proceeding and shall deliver to Lender copies of any and all papers served in connection with such proceedings, and Borrower shall appear in and prosecute any such proceedings unless otherwise directed by Lender in writing. Lender is hereby irrevocably appointed as Borrower's attorney-in-fact, coupled with an interest, with power, at Lender's option, to collect, receive and retain any award or payment for said condemnation or eminent domain and to make any compromise or settlement in connection with such proceeding, subject to the provisions of this Security Instrument. Notwithstanding any taking by any public or quasi-public authority through eminent domain or otherwise (including, but not limited to, any transfer made in lieu of or in anticipation of the exercise of such taking), Borrower shall continue to pay the Debt at the time and in the manner provided for its payment in the Note and in this Security Instrument, and the Debt shall not be reduced until any award or payment therefor shall have been actually received and applied by Lender, after the deduction of expenses of collection, to the reduction or discharge of the Debt. Lender shall not be limited to the interest paid on the award by the condemning authority but shall be entitled to receive out of the award interest at the rate or rates provided herein and in the Note. Lender may apply any such award or payment to the reduction or discharge of the Debt whether or not then due and payable. Any reduction of the Debt pursuant to the terms of this Paragraph 6 shall not be deemed a prepayment of the Debt and no prepayment consideration, if any, shall be due. If the Property is sold, through foreclosure or otherwise, prior to the receipt by Lender of such award or payment, Lender shall have the right, whether or not a deficiency judgment on the Note shall have been sought, recovered or denied, to receive said award or payment, or a portion thereof sufficient to pay the Debt.

     7. LEASES AND RENTS. (a) Borrower does hereby absolutely and unconditionally assign to Lender Borrower's right, title and interest in and to all current and future Leases and Rents, it being intended by Borrower that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Such assignment to Lender shall not be construed to bind Lender to the performance of any of the covenants, conditions or provisions contained in any such Lease or otherwise impose any obligation upon Lender. Borrower agrees to execute and deliver to Lender such additional instruments, in form and substance satisfactory to Lender, as may hereafter be requested by Lender to further evidence and confirm such assignment. Nevertheless, subject to the terms of this Paragraph 7, Lender grants to Borrower a revocable license to operate and manage the Property and to collect the Rents. Borrower shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Debt, in trust for the benefit of Lender for use in the payment of such sums. Upon an Event of Default, the license granted to Borrower herein shall automatically be revoked, and Lender shall immediately be entitled to possession of all Rents, whether or not Lender enters upon or takes control of the Property. Lender is hereby granted and assigned by Borrower the right, at its option, upon revocation of the license granted herein, to enter upon the Property in person, by agent or by court-appointed receiver to collect the Rents. Any Rents collected after the revocation of the license may be applied toward payment of the Debt in such priority and proportions as Lender, in its discretion, shall deem proper.

          (b) All Leases shall be written on the standard form of lease which has been approved by Lender. Upon request, Borrower shall furnish Lender with executed copies of all Leases. No material changes may be made to the Lender-approved standard lease without the prior written consent of Lender. In addition, all renewals of Leases and all proposed leases shall provide for rental rates comparable to existing local market rates and shall be arms-length transactions. All proposed leases shall be subject to the prior approval of Lender except that all proposed leases which (i) are on the same form of lease which has been approved by Lender, (ii) are the result of an arms-length transaction,(iii) provide for rental rates comparable to existing market rates, (iv) where space to be leased does not exceed more than ten percent (10%) of total rentable space of the Property, (v) where the proposed tenant is an independent third party not affiliated with the Borrower, and (vi) do not contain any terms which would materially affect Lender's rights under this Security Instrument, the Note or the Other Security Documents, shall not be subject to the prior approval of Lender. All Leases shall provide that they are subordinate to this Security Instrument and that the lessee agrees to attorn to Lender. Borrower (i) shall observe and perform all the obligations imposed upon the lessor under the Leases and shall not do or permit to be done anything to impair the value of the Leases as security for the Debt; (ii) shall enforce all of the terms, covenants and conditions contained in the Leases upon the part of the lessee thereunder to be observed or performed, short of termination thereof, except in the ordinary course of business; (iii) shall promptly send copies to Lender of all notices of default which Borrower shall send or receive thereunder; (iv) shall not collect any of the Rents more than one (1) month in advance; (v) shall not execute any other assignment of lessor's interest in the Leases or the Rents; (vi) shall not alter, modify or change the terms of the Leases without the prior written consent of Lender, or, except if a tenant is in default, cancel or terminate the Leases or accept a surrender thereof or convey or transfer or suffer or permit a conveyance or transfer of the Land or of any interest therein so as to effect a merger of the estates and rights of, or a termination or diminution of the obligations of, lessees thereunder; provided however, that any Lease may be canceled if at the time of the cancellation thereof a new lease is entered into on substantially the same terms or more favorable terms as the canceled lease; (vii) shall not alter, modify or change the terms of any guaranty of the Leases or cancel or terminate such guaranty without the prior written consent of Lender; (viii) shall not consent to any assignment of or subletting under the Lease not in accordance with their terms, without the prior written consent of Lender; and (ix) shall execute and deliver at the request of Lender all such further assurances, confirmations and assignments in connection with the Property as Lender shall from time to time require.

          (c) All security deposits of lessees, whether held in cash or any other form, shall not be commingled with any other funds of Borrower and, if cash, shall be deposited by Borrower at such commercial or savings banks or banks as may be reasonably satisfactory to Lender; provided, however, in all cases, the deposits shall be fully insured by the Federal Deposit Insurance Corporation. Any bond or other instrument which Borrower is permitted to hold in lieu of cash security deposits under any applicable legal requirements shall be maintained in full force and effect unless replaced by cash deposits as hereinabove described, shall be issued by an institution reasonably satisfactory to Lender, shall, if permitted pursuant to any legal requirements, name Lender as payee or mortgagee thereunder (or, at Lender's option, be fully assignable to Lender) and shall, in all respects, comply with any applicable legal requirements and otherwise be reasonably satisfactory to Lender. Borrower shall, upon request, provide Lender with evidence reasonably satisfactory to Lender of Borrower's compliance with the foregoing. Following the occurrence and during the continuance of any Event of Default, Borrower shall, upon Lender's request, if permitted by any applicable legal requirements, turn over to Lender the security deposits (and any interest theretofore earned thereon) with respect to all or any portion of the Property, to be held by Lender subject to the terms of the Leases.

     8. MAINTENANCE OF PROPERTY. Borrower shall cause the Property to be maintained in a good and safe condition and repair. The Improvements and the Equipment shall not be removed, demolished or materially altered (except for normal replacement of the Equipment) without the consent of Lender. Borrower shall promptly comply with all laws, orders and ordinances affecting the Property, or the use thereof. Borrower shall promptly repair, replace or rebuild any part of the Property which may be destroyed by any casualty, or become damaged, worn or dilapidated or which may be affected by any proceeding of the character referred to in Paragraph 6 hereof and shall complete and pay for any structure at any time in the process of construction or repair on the Land. Borrower shall not initiate, join in, acquiesce in, or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Property or any part thereof. If under applicable zoning provisions the use of all or any portion of the Property is or shall become a nonconforming use, Borrower will not cause or permit such nonconforming use to be discontinued or abandoned without the express written consent of Lender. Borrower shall not, without the prior written consent of Lender, (a) change the use of the Land or cause or permit the use or occupancy of any part of the Land to be discontinued if such discontinuance would violate any zoning or other law, ordinance or regulation;
(b) permit or undertake any structural or other alteration or improvement, demolition or removal of the Property or any portion thereof; (c) permit or suffer to occur any waste on or to the Property or to any portion thereof; or
(d) take any steps whatsoever to convert the Property, or any portion thereof, to a condominium or cooperative form of ownership.

     9. TRANSFER OR ENCUMBRANCE OF THE PROPERTY. (a) Borrower acknowledges that Lender has examined and relied on the creditworthiness and experience of Borrower and its general partners, principals and (if Borrower is a trust) beneficial owners in owning and operating properties such as the Property in agreeing to make the loan secured hereby, and will continue to rely on Borrower's ownership of the Property as a means of maintaining the value of the Property as security for the repayment of the Debt. Borrower acknowledges that Lender has a valid interest in maintaining the value of the Property so as to ensure that, should Borrower default in the repayment of the Debt, Lender can recover the Debt by a sale of the Property.

          (b) Borrower agrees that Borrower shall not, without the prior written consent of Lender, sell, convey, mortgage, grant, bargain, encumber, pledge, assign, or otherwise transfer the Property or any part thereof or permit the Property or any part thereof to be sold, conveyed, mortgaged, granted, bargained, encumbered, pledged, assigned, or otherwise transferred. In the event of the sale, transfer, conveyance, mortgage, encumbrance, pledge or otherwise of either (i) all or any part of the Property, or any interest therein (other than obsolete or worn Equipment replaced by adequate substitutes of equal or greater value than the replaced items when new), or (ii) beneficial interests in Borrower (if Borrower is not a natural person or persons but is a corporation, partnership, trust or other legal entity) without Lender's prior written consent, Lender may, at Lender's option, declare the Debt immediately due and payable, and Lender may invoke any remedies permitted by this Security Instrument. A sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment or transfer within the meaning of this Paragraph 9 shall be deemed to include, but shall not be limited to, (a) an installment sales agreement wherein Borrower agrees to sell the Property or any part thereof for a price to be paid in installments; (b) an agreement by Borrower leasing all or a substantial part of the Property for other than actual occupancy by a space tenant thereunder or a sale, assignment or other transfer of, or the grant of a security interest in, Borrower's right, title and interest in and to any Leases or any Rents; (c) if Borrower, any guarantor, any indemnitor, or any general partner or member of Borrower, guarantor or indemnitor is a corporation, the voluntary or involuntary sale, conveyance, transfer or pledge of such corporation's stock (or the stock of any corporation directly or indirectly controlling such corporation by operation of law or otherwise) or the creation or issuance of new stock by which an aggregate of more than 20% of such corporation's stock shall be vested in a party or parties who are not now stockholders;
     (d) if Borrower, any guarantor or indemnitor or any general partner or member of Borrower, any guarantor or indemnitor is a limited or general partnership or joint venture, the change, removal or resignation of a general partner or managing partner, or the transfer or pledge of the partnership interest of any general partner or managing partner or any profits or proceeds relating to such partnership interest or the voluntary or involuntary sale, conveyance, transfer or pledge of any limited partnership interests (or the limited partnership interests of any limited partnership directly or indirectly controlling such limited partnership by operation of law or otherwise) or the creation or issuance of new limited partnership interests, by which an aggregate of more than 20% of such limited partnership interests are held by parties who are not currently limited partners; and (e) if Borrower, any guarantor or indemnitor or any general partner or member of Borrower, any guarantor or indemnitor is a limited liability company, the change, removal or resignation of the managing member or the transfer or pledge of the membership interest of any managing member or any profits or proceeds relating to such membership interest or the voluntary or involuntary sale, conveyance, transfer or pledge of any membership interests (or the membership interests of any limited liability company directly or indirectly controlling such limited liability company by operation of law or otherwise) or the creation or issuance of new membership interests, by which an aggregate of more than 20% of such membership interests are held by parties who are not currently members.

          (c) Notwithstanding the foregoing, transfers by devise or descent or by operation of law upon the death of a partner, stockholder or member of Borrower, any guarantor or indemnitor or any general partner thereof shall not be deemed to be a sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment or transfer within the meaning of this Paragraph 9.

          (d) Lender reserves the right to condition the consent required hereunder upon a modification of the terms hereof and on assumption of the Note, this Security Instrument and the Other Security Documents as so modified by the proposed transferee, payment of a transfer fee of not less than one percent (1%) of the principal balance of the Note and all of Lender's expenses incurred in connection with such transfer, or such other conditions as Lender shall determine in its sole discretion to be in the interest of Lender. Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon Borrower's sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Property without Lender's consent.

          (e) Lender's consent to a sale, conveyance, mortgage, encumbrance, pledge or transfer of the Property shall not be deemed to be a waiver of Lender's right to require such consent to any future occurrence of same. Any sale, conveyance, mortgage, encumbrance, pledge or transfer of the Property made in contravention of this Paragraph 9 shall be null and void and of no force and effect.

          (f) Borrower agrees to bear and shall pay or reimburse Lender on demand for all reasonable expenses (including, without limitation, reasonable attorneys' fees actually incurred and disbursements, title search costs and title insurance endorsement premiums) incurred by Lender in connection with the review, approval and documentation of any such sale, conveyance, mortgage, encumbrance, pledge or transfer.

     10. ESTOPPEL CERTIFICATES.  After request by Lender,  Borrower,  within ten
(10) days, shall furnish Lender with a statement, duly acknowledged and certified, setting forth (i) the amount of the original principal amount of the Note, (ii) the unpaid principal amount of the Note, (iii) the rate of interest of the Note, (iv) the date installments of interest and/or principal were last paid, (v) any offsets or defenses to the payment of the Debt, if any, and (vi) that the Note and this Security Instrument are valid, legal and binding obligations and have not been modified or if modified, giving particulars of such modification.

     11. CHANGES IN THE LAWS REGARDING TAXATION. If any law is enacted or adopted or amended after the date of this Security Instrument which deducts the Debt from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Lender's interest in the Property, Borrower will pay such tax, with interest and penalties thereon, if any. In the event Lender is advised by counsel chosen by it that the payment of such tax or interest and penalties by Borrower would be unlawful or taxable to Lender or unenforceable or provide the basis for a defense of usury, then in any such event, Lender shall have the option, by written notice of not less than ninety (90) days, to declare the Debt immediately due and payable.

     12. NO CREDITS ON ACCOUNT OF THE DEBT. Borrower will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Property, or any part thereof, for real estate tax purposes by reason of this Security Instrument or the Debt. In the event such claim, credit or deduction shall be required by law, Lender shall have the option, by written notice of not less than ninety (90) days, to declare the Debt immediately due and payable.

     13. DOCUMENTARY STAMPS. If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note or this Security Instrument, or impose any other tax or charge on the same, Borrower will pay for the same, with interest and penalties thereon, if any.

     14. USURY LAWS. This Security Instrument and the Note are subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the Debt or any portion thereof at a rate which could subject the holder of the Note to either civil or criminal liability as a result of being in excess of the maximum interest rate which Borrower is permitted by applicable law to contract or agree to pay. If by the terms of this Security Instrument or the Note, Borrower is at any time required or obligated to pay interest on the Debt or any portion thereof at a rate in excess of such maximum rate, the rate of interest under the same shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of the Note.

     15. BOOKS AND RECORDS. (a) Borrower and any guarantors, if any, shall keep adequate books and records of account and furnish to Lender and in a form acceptable to Lender: (i) quarterly certified rent rolls signed and dated by Borrower detailing the names of all tenants of the Improvements, the portion of the Improvements occupied by each tenant, the rent and any other charges payable under each lease, and the term of each lease, and any other information as is reasonably required by Lender, not later than forty-five (45) days following the close of each quarter; (ii) quarterly operating statements of the Property detailing the total revenues received and total expenses incurred to be prepared and certified by Borrower, not later than forty-five (45) days following the close of each quarter; (iii) an annual operating statement of the Property detailing the total revenues received, total expenses incurred, total cost of all capital improvements, total debt service and total cash flow, to be prepared and certified by Borrower in the form required by Lender, or if required by Lender upon the occurrence of any Event of Default, an audited annual operating statement prepared and certified by an independent certified public accountant acceptable to Lender, within ninety (90) days after the close of each fiscal year of Borrower; (iv) an annual balance sheet and profit and loss statement of Borrower and of any guarantor, prepared and certified by Borrower or such guarantor, in form and substance satisfactory to Lender, or if required by Lender upon the occurrence of any Event of Default, audited financial statements prepared and certified by an independent certified public accountant acceptable to Lender, within ninety (90) days after the close of each fiscal year of Borrower or such guarantor; (v) an annual year end rent roll certified by Borrower as true and correct not later than ninety (90) days following the close of each fiscal year; (vi) an annual operating budget detailing revenues and expenses delivered to Lender not later than forty-five (45) days after the close of the fiscal year; and (g) other financial statements as may, from time to time, be required by Lender. In the event Borrower fails to provide to Lender any report required hereunder, not later than sixty (60) days after written notice from Lender requesting such report, the Note shall bear interest at the Default Rate until such time as Lender receives such report.

          (b) Lender shall from time to time upon reasonable notice, have the right to examine the books and records of Borrower, its affiliates, any guarantor and any indemnitor. Borrower, its affiliates, any guarantor and any indemnitor shall furnish to Lender and its agents convenient facilities for the examination and audit of any such books and records. Within a reasonable time after request by Lender, Borrower, its affiliates, any guarantor and any indemnitor shall provide any other information with respect to the Property and the financial condition of Borrower, its affiliates, any guarantor and any indemnitor as Lender may from time to time request. For the purposes of this Paragraph 15(b), "affiliates" shall mean any entities with which the Borrower is entitled to file a Consolidated Income Tax Return under United States Federal Income Tax laws.

     16. PERFORMANCE OF OTHER AGREEMENTS. Borrower shall observe and perform each and every term to be observed or performed by Borrower pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Property.

     17. FURTHER ACTS, ETC. Borrower will, at the cost of Borrower, and without expense to Lender, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignments, transfers and assurances as Lender shall, from time to time, require, for the better assuring, conveying, assigning, transferring, and confirming unto Lender the property and rights hereby mortgaged, given, granted, bargained, sold, aliened, enfeoffed, conveyed, confirmed, pledged, assigned and hypothecated or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Security Instrument or for filing, registering or recording this Security Instrument. Borrower on demand, will execute and deliver and hereby authorizes Lender to execute in the name of Borrower or without the signature of Borrower to the extent Lender may lawfully do so, one or more financing statements, chattel mortgages or other instruments, to evidence more effectively the security interest of Lender in the Property. Borrower grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender at law and in equity, including, without limitation, such rights and remedies available to Lender pursuant to this Paragraph 17.

     18. RECORDING OF SECURITY INSTRUMENT, ETC. Borrower, forthwith upon the execution and delivery of this Security Instrument and thereafter, from time to time, will cause this Security Instrument, and any security instrument creating a lien or security interest or evidencing the lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien or security interest hereof upon, and the interest of Lender in, the Property. Borrower will pay all filing, registration or recording fees, and all expenses incident to the preparation, execution and acknowledgment of this Security Instrument and the Note, any mortgage supplemental hereto, any security instrument with respect to the Property and any instrument of further assurance, and all federal, state, county and municipal, taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Security Instrument, any mortgage supplemental hereto, any security instrument with respect to the Property or any instrument of further assurance, except where prohibited by law so to do. Borrower shall hold harmless and indemnify Lender, its successors and assigns, against any liability, incurred by reason of the imposition of any Tax on the making and recording of this Security Instrument.

     19. PREPAYMENT. If permitted by the Note, the Debt may be prepaid in accordance with the terms thereof.

     20. EVENTS OF DEFAULT. The Debt shall become immediately due and payable at the option of Lender upon the occurrence of any one or more of the following events ("Event of Default"):

          (a) if any portion of the Debt is not paid prior to the tenth (10th) day after the same is due or if the entire Debt is not paid on or before the Maturity Date (as defined in the Note);

          (b) if any of the Taxes or Other Charges is not paid when the same is due and payable, subject to the provisions of Paragraph 4;

          (c) if the Policies are not kept in full force and effect, or if the Policies are not assigned and delivered to Lender upon request;

          (d) if Borrower violates or does not comply with any of the provisions of Paragraphs 7, 8, 9 or 32;

          (e) if any representation or warranty of Borrower or any guarantor made herein or in any such guaranty, or in any certificate, report, financial statement or other instrument or document furnished to Lender shall have been false or misleading in any material respect when made;

          (f) if Borrower or any guarantor shall make an assignment for the benefit of creditors or if Borrower shall generally not be paying its debts as they become due;

          (g)  if a  receiver,  liquidator  or  trustee  of  Borrower  or of any guarantor shall be appointed or if Borrower or any guarantor shall be adjudicated a bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in by, Borrower or any guarantor or if any proceeding for the dissolution or liquidation of Borrower or of any guarantor shall be instituted; however, if such appointment, adjudication, petition or proceeding was involuntary and not consented to by Borrower or such guarantor, upon the same not being discharged, stayed or dismissed within sixty (60) days;

          (h) if the Property becomes subject to any mechanic's, materialman's or other lien other than a lien for local real estate taxes and assessments not then due and payable and such lien shall remain undischarged of record (by payment, bonding or otherwise) for a period of thirty (30) days after Borrower is provided notice thereof;

          (i) if Borrower fails to cure promptly any violations of laws or ordinances affecting or which may be interpreted to affect the Property;

          (j) except as permitted in this Security Instrument, the actual or threatened alteration, improvement, demolition or removal of any of the Improvements without the prior consent of Lender;

          (k) if the Property is damaged, in any manner which is not covered by insurance, solely as a result of Borrower's failure to maintain insurance required in accordance with this Security Instrument;

          (l) violation of the Single Purpose Entity/Separateness provisions of Paragraph 50 hereof;

          (m) default under any other mortgage, deed of trust, deed to secure debt or other security agreement covering all or a portion of the Property, whether it be junior or senior to this Security Instrument, subject to any applicable notice and cure periods;

          (n) if any default occurs under that certain environmental indemnity agreement dated the date hereof given by Borrower, Peter D. Anzo and Martin
     H. Petersen to Lender and such default continues after the expiration of applicable notice and grace periods, if any; and

          (o) if for more than ten (10) days after notice from Lender, Borrower shall continue to be in default under any other term, covenant or condition of the Note, this Security Instrument, or any of the Other Security Documents in the case of any default which can be cured by the payment of a sum of money or for thirty (30) days after notice from Lender in the case of any other default, provided that if such default cannot reasonably be cured within such thirty (30) day period and Borrower shall have commenced to cure such default within such thirty (30) day period and thereafter diligently and expeditiously proceeds to cure the same, such thirty (30) day period shall be extended for so long as it shall require Borrower in the exercise of due diligence to cure such default, it being agreed that no such extension shall be for a period in excess of sixty (60) days.

     21. DEFAULT INTEREST. Upon the occurrence of any Event of Default, Borrower will pay, from the date of such Event of Default, interest on the unpaid principal balance of the Note at the rate of five percent (5%) above the Applicable Interest Rate (as defined in the Note) (the "Default Rate"). The Default Rate shall be computed from the occurrence of the Event of Default until the actual receipt and collection of the Debt or, if permitted by Lender, the date such Event of Default is cured. This charge shall be added to the Debt, and shall be deemed secured by this Security Instrument. This clause, however, shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy accruing to Lender by reason of the occurrence of any Event of Default. If the Default Rate is above the maximum rate permitted by applicable law, the Default Rate shall be the maximum rate permitted by applicable law.

     22. RIGHT TO CURE DEFAULTS. Upon the occurrence of any Event of Default or if Borrower fails to make any payment or to do any act as herein provided, Lender may, but without any obligation to do so and without notice to or demand on Borrower and without releasing Borrower from any obligation hereunder, make or do the same in such manner and to such extent as Lender may deem necessary to protect the security hereof. Lender is authorized to enter upon the Property for such purposes, or appear in, defend, or bring any action or proceeding to protect its interest in the Property or to foreclose this Security Instrument or collect the Debt, and the cost and expense thereof (including reasonable attorneys' fees actually incurred to the extent permitted by law), with interest as provided in this Paragraph 22, shall constitute a portion of the Debt and shall be due and payable to Lender upon demand. All such costs and expenses incurred by Lender in remedying such Event of Default or in appearing in, defending, or bringing any such action or proceeding shall bear interest at the Default Rate, for the period after notice from Lender that such cost or expense was incurred to the date of payment to Lender. All such costs and expenses incurred by Lender, together with interest thereon calculated at the Default Rate, shall be deemed to constitute a portion of the Debt and be secured by this Security Instrument and the Other Security Documents and shall be immediately due and payable upon demand by Lender therefor.

     23. LATE PAYMENT CHARGE.  If any portion of the Debt is not paid within ten
(10) days after the date on which it is due, Borrower shall pay to Lender upon demand an amount equal to the lesser of five percent (5%) of such unpaid portion of the Debt or the maximum amount permitted by applicable law, to defray the expense incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment, and such amount shall be secured by this Security Instrument and the Other Security Documents.

     24. PREPAYMENT AFTER EVENT OF DEFAULT. If following the occurrence of any Event of Default, Borrower shall tender payment of an amount sufficient to satisfy the Debt at any time prior to a sale of the Property either through foreclosure or the exercise of other remedies available to Lender under this Security Instrument, such tender by Borrower shall be deemed to be a voluntary prepayment under the Note in the amount tendered. If at the time of such tender prepayment of the principal balance of the Note is not permitted, Borrower shall, in addition to the entire Debt, also pay to Lender a sum equal to interest which would have accrued on the principal balance of the Note at the Applicable Interest Rate from the date of such tender to the earlier of (i) the Maturity Date, or (ii) the first day of the period during which prepayment of the principal balance of the Note would have been permitted, together with a prepayment consideration equal to the prepayment consideration which would have been payable as of the first day of the period during which prepayment would have been permitted. If at the time of such tender prepayment of the principal balance of the Note is permitted, Borrower shall, in addition to the entire Debt, also pay to Lender the applicable prepayment consideration specified in the Note.

     25. RIGHT OF ENTRY. Lender and its agents shall have the right to enter and inspect the Property at all reasonable times, subject to the rights of tenants in possession.

     26. REMEDIES. (a) Upon the occurrence of any Event of Default, Lender may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Borrower and in and to the Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Lender may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Lender:

          (i) declare the entire unpaid Debt to be immediately due and payable;

          (ii) institute proceedings for the complete foreclosure of this Security Instrument in which case the Property or any interest therein may be sold for cash or, to the extent permitted by law, upon credit in one or more parcels or in several interests or portions and in any order or manner;

          (iii) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Security Instrument for the portion of the Debt then due and payable, subject to the continuing lien of this Security Instrument for the balance of the Debt not then due;

          (iv) sell for cash or, to the extent permitted by law, upon credit the Property or any part thereof and all estate, claim, demand, right, title and interest of Borrower therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entirety or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law;

          (v) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein or in the Note;

          (vi) recover judgment on the Note either before, during or, to the extent permitted by law, after any proceedings for the enforcement of this Security Instrument;

          (vii) apply for the appointment of a trustee, receiver, liquidator or conservator of the Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of Borrower, any guarantor or of any person, firm or other entity liable for the payment of the Debt;

          (viii) enforce Lender's interest in the Leases and Rents and enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess Borrower and its agents and servants therefrom, and thereupon Lender may (A) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Property and conduct the business thereof; (B) complete any construction on the Property in such manner and form as Lender deems advisable; (C) make alterations, additions, renewals, replacements and improvements to or on the Property; (D) exercise all rights and powers of Borrower with respect to the Property, whether in the name of Borrower or otherwise, including, without limitation, the right to make, cancel, enforce or modify leases, obtain and evict tenants, and demand, sue for, collect and receive all earnings, revenues, rents, issues, profits and other income of the Property and every part thereof; or (E) apply the receipts from the Property to the payment of the Debt, after deducting therefrom all expenses (including reasonable attorneys' fees) actually incurred in connection with the aforesaid operations and all amounts necessary to pay the taxes, assessments, insurance and other charges in connection with the Property, as well as just and reasonable compensation for the services of Lender, its counsel, agents and employees;

          (ix) require Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of any portion of the Property occupied by Borrower and require Borrower to vacate and surrender possession to Lender of the Property or to such receiver and, in default thereof, evict Borrower by summary proceedings or otherwise; or

          (x) require that all payments under any lease of the Property, including, without limitation, all rental payments under the Leases, be paid directly to a lock-box account designated by Lender and apply all sums in the lock-box account to the payment of the Debt in such order, priority and proportions as Lender shall deem appropriate in its discretion;

          (xi) at Lender's option, replace the manager of the Property; or

          (xii) pursue such other rights or remedies as may be available at law or in equity.

     In the event of a sale, by foreclosure or otherwise, of less than all of the Property, this Security Instrument shall continue as a lien on the remaining portion of the Property.

          (b) The proceeds of any sale made under or by virtue of this Paragraph 26, together with any other sums which then may be held by Lender under this Security Instrument, whether under the provisions of this Paragraph 26 or otherwise, shall be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper.

          (c) Lender may adjourn from time to time any sale by it to be made under or by virtue of this Security Instrument by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and, except as otherwise provided by any applicable provision of law, Lender, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

          (d) Upon the completion of any sale made by Lender under or by virtue of this Paragraph 26, Lender, or an officer of any court empowered to do so, shall execute and deliver to the accepted purchaser a good and sufficient instrument conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. Lender is hereby irrevocably appointed the true and lawful attorney of Borrower, in its name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the Property and rights so sold and for that purpose Lender may execute all necessary instruments of conveyance, assignment and transfer, and may substitute one or more persons with like power, Borrower hereby ratifying and confirming all that its said attorney or such substitute shall lawfully do by virtue hereof. Any sale made under or by virtue of this Paragraph 26, whether made under power of sale, nonjudicial or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Borrower in and to the property and rights so sold, and shall be a perpetual bar both at law and in equity against Borrower and against any and all persons claiming or who may claim the same, or any part thereof from, through or under Borrower.

          (e) Upon any sale made under or by virtue of this Paragraph 26, whether made under power of sale, nonjudicial or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Lender may bid for and acquire the Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the Debt the net sales price after deducting therefrom the expenses of the sale and costs of the action and any other sums which Lender is authorized to deduct under this Security Instrument.

          (f) No recovery of any judgment by Lender and no levy of an execution under any judgment upon the Property or upon any other property of Borrower shall affect in any manner or to any extent the lien of this Security Instrument upon the Property or any part thereof, or any liens, rights, powers or remedies of Lender hereunder, but such liens, rights, powers and remedies of Lender shall continue unimpaired as before.

          (g) Lender may terminate or rescind any proceeding or other action brought in connection with its exercise of the remedies provided in this Paragraph 26 at any time before the conclusion thereof, as determined in Lender's sole discretion and without prejudice to Lender.

          (h) Lender may resort to any remedies and the security given by the Note, this Security Instrument or the Other Security Documents, in whole or in part, and in such portions and in such order as determined by Lender's sole discretion. No such action shall in any way be considered a waiver of any rights, benefits or remedies evidenced or provided by the Note, this Security Instrument or the Other Security Documents. The failure of Lender to exercise any right, remedy or option provided in the Note, this Security Instrument or the Other Security Documents shall not be deemed a waiver of such right, remedy or option or of any covenant or obligation secured by the Note, this Security Instrument or the Other Security Documents. No acceptance by Lender of any payment after the occurrence of any Event of Default and no payment by Lender of any obligation for which Borrower is liable hereunder shall be deemed to waive or cure any Event of Default with respect to Borrower, or Borrower's liability to pay such obligation. No sale of all or any portion of the Property, no forbearance on the part of Lender, and no extension of time for the payment of the whole or any portion of the Debt or any other indulgence given by Lender to Borrower, shall operate to release or in any manner affect the interest of Lender in the remaining Property or the liability of Borrower to pay the Debt. No waiver by Lender shall be effective unless it is in writing and then only to the extent specifically stated.

          (i) The interests and rights of Lender under the Note, this Security Instrument or the Other Security Documents shall not be impaired by any indulgence, including (i) any renewal, extension or modification which Lender may grant with respect to any of the Debt, (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Lender may grant with respect to the Property or any portion thereof; or
     (iii) any release or indulgence granted to any maker, endorser, guarantor or surety of any of the Debt.

     27. SECURITY AGREEMENT. (a) This Security Instrument is both a real property deed to secure debt and a security agreement within the meaning of the Uniform Commercial Code. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Borrower in the Property. Borrower by executing and delivering this Security Instrument has granted and hereby grants to Lender, as security for the Debt, a security interest in the Property to the full extent that the Property may be subject to the Uniform Commercial Code (said portion of the Property so subject to the Uniform Commercial Code being called in this Paragraph 27 the "Collateral").

          (b) The mention in a financing statement filed in the records normally pertaining to personal property of any portion of the Property shall not derogate from or impair in any manner the intention of Borrower and Lender hereby declared that all items of Collateral are part of the real property encumbered hereby to the fullest extent permitted by law, regardless of whether any such item is physically attached to the Improvements or whether serial numbers are used for the better identification of certain items. Specifically, the mention in any such financing statement of (i) the rights in or to any insurance, (ii) any condemnation award or payment, (iii) Borrower's interest in any Leases or Rents, or (iv) any other item included in the Property, shall not be construed to alter, impair or impugn any rights of Lender's lien upon any security interest in the Property. Any such mention shall be for the protection of Lender in the event that notice of Lender's priority of interest as to any portion of the Property is required to be filed in accordance with the Uniform Commercial Code to be effective against or take priority over the interest of any particular class of persons, including the federal government or any subdivision or instrumentality thereof.

          (c)  Except  for  the  security  interest  granted  by  this  Security
     Instrument, Borrower is, and as to portions of the Collateral to be acquired after the date hereof will be, the sole owner of the Collateral, free from any lien, security interest, encumbrance or adverse claim thereon of any kind whatsoever except for those exceptions shown in the title insurance policy insuring the lien of this Security Instrument. Borrower shall notify Lender of, and shall defend the Collateral against, all claims and demands of all persons at any time claiming the same or any interest therein.

          (d) Except as otherwise provided in this Security Instrument, Borrower shall not lease (other than in the ordinary course of business) or transfer all or any portion of the Collateral without the prior written consent of Lender.

          (e) The Collateral is not used or bought for personal, family or household purposes.

          (f) The Collateral shall be kept on or at the Property, and the applicable Borrower shall not remove the Collateral from the Property without the prior consent of Lender, except such portions or items of the Collateral as are consumed or worn out in ordinary usage, all of which shall be promptly replaced by Borrower with items of equal or greater value.

          (g) In the event of any change in name, identity or structure of any Borrower, such Borrower shall notify Lender thereof and promptly after request shall execute, file and record such Uniform Commercial Code forms as are necessary to maintain the priority of Lender's lien upon and security interest in the Collateral, and shall pay all expenses and fees in connection with the filing and recording thereof. If Lender shall require the filing or recording of additional Uniform Commercial Code forms or continuation statements, Borrower shall, promptly after request, execute, file and record such Uniform Commercial Code forms or continuation statements as Lender shall deem necessary, and shall pay all expenses and fees in connection with the filing and recording thereof, it being understood and agreed, however, that no such additional documents shall increase Borrower's obligations under the Note, this Security Instrument and Other Security Documents.

          (h) Borrower hereby irrevocably appoints Lender as its attorney-in-fact, coupled with an interest, to file with the appropriate public office on its behalf any financing or other statements signed only by Lender, as secured party, in connection with the Collateral covered by this Security Instrument.

          (i) If an Event of Default shall occur, Lender, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Collateral. Upon request or demand of Lender, Borrower shall, at its expense, assemble the Collateral and make it available to Lender at a convenient place acceptable to Lender. Borrower shall pay to Lender on demand any and all expenses, including legal expenses and attorneys' fees, actually incurred or paid by Lender in protecting its interest in the Collateral and in enforcing its rights hereunder with respect to the Collateral.

          (j) Any disposition pursuant to the Uniform Commercial Code of so much of the Collateral as may constitute personal property shall be considered commercially reasonable if made pursuant to a public sale which is advertised at least twice in a newspaper of local circulation in the community where the real property is located. Lender may dispose of the Collateral together with or separately from a disposal of the Property. Any notice required by the Uniform Commercial Code to be given to Borrower shall be considered reasonable and properly given if given in the manner provided in this Paragraph 27 at least five (5) calendar days prior to the date of any scheduled public sale. This Security Instrument is filed as fixture filing and covers goods which are or are to become fixtures on the Property.

          (k) The proceeds of any disposition of the Collateral, or any part thereof, may be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper.

          (l) With respect to the machinery, apparatus, equipment, fittings, fixtures, building supplies and materials, articles of personal property, chattels, chattel paper, documents, inventory, accounts, farm products, consumer goods and general intangibles referred to or described in this Security Instrument, or in any way connected with the use and enjoyment of the Property and owned by Borrower, this Security Instrument is hereby made and declared to be a security agreement encumbering each and every item of such property included herein as a part of the Property, in compliance with the provisions of the Uniform Commercial Code as enacted in the State of Georgia. Upon request by Lender, at any time and from time to time, a financing statement or statements reciting this Security Instrument to be a security agreement affecting all of such property shall be executed by Borrower and Lender and appropriately filed. The remedies for any violation of the covenants, terms and conditions of the security agreement contained in this Security Instrument shall be (i) as prescribed herein, or (ii) as prescribed by general law, or (iii) as prescribed by the specific statutory consequences now or hereafter enacted and specified in said Uniform Commercial Code, all at Lender's sole election. Borrower and Lender agree that the filing of any such financing statement or statements in the records normally having to do with personal property shall not in any way affect the agreement of Borrower and Lender that everything owned by Borrower and used in connection with the production of income from the Property or adapted for use therein or which is described or reflected in this Security Instrument is, and at all times and for all purposes and in all proceedings, legal or equitable, shall be, regarded as part of the real estate conveyed hereby regardless of whether (1) any such item is physically attached to the improvements, (2) serial numbers are used for the better identification of certain items capable of being thus identified in an exhibit to this Security Instrument or (3) any such item is referred to or reflected in any such financing statement or statements so filed at any time. Similarly, the mention in any such financing statement or statements of the rights in and to (A) the proceeds of any insurance policy, or (B) any award in eminent domain proceedings for a taking or for loss of value, or (C) Borrower's interest as lessor in any present or future lease or rights to income growing out of the use and/or occupancy of the Property, whether pursuant to lease or otherwise, shall not in any way alter any of the rights of Lender as determined by this Security Instrument or affect the priority of Lender's security interest granted hereby or by any other recorded document, it being understood and agreed that such mention in such financing statement or statements is solely for the protection of Lender in the event any court shall at any time hold with respect thereto, that notice of Lender's priority of interest, to be effective against all persons or against a particular class of persons, must be filed in the Uniform Commercial Code records.

          (m) Borrower warrants that (i) Borrower's (that is, "Debtor's") name, identity or corporate structure and residence or principal place of business are as set forth in subsection (n) below; (ii) Borrower (that is, "Debtor") has been using or operating under said name, identity or corporate structure without change for the time period set forth in subsection (n) below; and (iii) the location of the collateral is upon the Land. Borrower covenants and agrees that Borrower will furnish Lender with notice of any change in the matters addressed by clauses (i) or (iii) of this subsection within thirty (30) days of the effective date of any such change and Borrower will promptly execute any financing statements or other instruments deemed necessary by Lender to prevent any filed financing statement from becoming misleading or losing its perfected status.

          (o) The information contained in this subsection is provided in order that this Security Instrument shall comply with the requirements of the Uniform Commercial Code, as enacted in the State of Georgia, for instruments to be filed as financing statements. The names of the "Debtor" and the "Secured Party", the identity or corporate structure and residence or principal place of business of "Debtor", and the time period for which "Debtor" has been using or operating under said name and identity or corporate structure without change, are as set forth in Schedule 1 of Exhibit B attached hereto and by this reference made a part hereof; the mailing address of the "Secured Party" from which information concerning the security interest may be obtained, and the mailing address of "Debtor", are as set forth in Schedule 2 of said Exhibit B attached hereto; and a statement indicating the types, or describing the items, of collateral is set forth hereinabove.

     28. ACTIONS AND PROCEEDINGS. Lender has the right to appear in and defend any action or proceeding brought with respect to the Property and to bring any action or proceeding, in the name and on behalf of Borrower, which Lender, in its discretion, decides should be brought to protect its interest in the Property. Lender shall, at its option, be subrogated to the lien of any mortgage or other security instrument discharged in whole or in part by the Debt, and any such subrogation rights shall constitute additional Security for the payment of the Debt.

     29. WAIVER OF COUNTERCLAIM. Borrower hereby waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Lender, and waives trial by jury in any action or proceeding brought by either party hereto against the other or in any counterclaim asserted by Lender against Borrower, or in any matters whatsoever arising out of or in any way connected with this Security Instrument, the Note, any of the Other Security Documents or the Debt.

     30. RECOVERY OF SUMS REQUIRED TO BE PAID. Lender shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Lender thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Borrower existing at the time such earlier action was commenced.

     31. MARSHALING AND OTHER MATTERS. Borrower hereby waives, to the extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshaling in the event of any sale hereunder of the Property or any part thereof or any interest therein. Further, Borrower hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Security Instrument on behalf of Borrower, and on behalf of each and every person acquiring any interest in or title to the Property subsequent to the date of this Security Instrument and on behalf of all persons to the extent permitted by applicable law.

     32. ENVIRONMENTAL HAZARDS. (a) Borrower represents and warrants, to the best of Borrower's knowledge, after due inquiry and investigation, that: (i) there are no Hazardous Substances (defined below) or underground storage tanks in, on, or under the Property, except those that are both (A) in compliance with Environmental Law (defined below) and with permits issued pursuant thereto and
(B) fully disclosed to Lender in writing pursuant to the written reports resulting from the environmental assessments of the Property delivered to Lender (the "Environmental Report"); (ii) there are no past, present or threatened Releases (defined below) of Hazardous Substances in, on, under or from the
Property except as described in the Environmental Report; (iii) there is no threat of any Release of Hazardous Substances migrating to the Property except as described in the Environmental Report; (iv) there is no past or present non-compliance with Environmental Law, or with permits issued pursuant thereto, in connection with the Property except as described in the Environmental Report;
(v) Borrower does not know of, and has not received, any written or oral notice or other communication from any person or entity (including but not limited to a governmental entity) relating to Hazardous Substances or Remediation (defined below) thereof, of possible liability of any person or entity pursuant to any Environmental Law, other environmental condition in connection with the Property, or any actual or potential administrative or judicial proceedings in connection with any of the foregoing; and (vi) Borrower has truthfully and fully provided to Lender, in writing, any and all information relating to conditions in, on, under or from the Property that is known to Borrower and that is contained in Borrower's files and records, including but not limited to any reports relating to Hazardous Substances in, on, under or from the Property and/or to the environmental condition of the Property.

     "Environmental Law" means any present and future federal, state and local laws, statutes, ordinances, rules, regulations and the like, as well as common law, relating to protection of human health or the environment, relating to Hazardous Substances, relating to liability for or costs of Remediation or prevention of Releases of Hazardous Substances or relating to liability for or costs of other actual or threatened danger to human health or the environment. "Environmental Law" includes, but is not limited to, the following statutes, as amended, any successor thereto, and any regulations promulgated pursuant thereto, and any state or local statutes, ordinances, rules, regulations and the like addressing similar issues: the Comprehensive Environmental Response,
Compensation and Liability Act; the Emergency Planning and Community Right-to-Know Act; the Hazardous Substances Transportation Act; the Resource Conservation and Recovery Act (including but not limited to Subtitle I relating to underground storage tanks); the Solid Waste Disposal Act; the Clean Water Act; the Clean Air Act; the Toxic Substances Control Act; the Safe Drinking Water Act; the Occupational Safety and Health Act; the Federal Water Pollution Control Act; the Federal Insecticide, Fungicide and Rodenticide Act; the Endangered Species Act; the National Environmental Policy Act; and the River and Harbors Appropriation Act. "Environmental Law" also includes, but is not limited to, any present and future federal, state and local laws, statutes, ordinances, rules, regulations and the like, as well as common law: conditioning transfer of property upon a negative declaration or other approval of a governmental authority of the environmental condition of the property; requiring notification or disclosure of Releases of Hazardous Substances or other environmental condition of the Property to any governmental authority or other person or entity, whether or not in connection with transfer of title to or interest in property; imposing conditions or requirements in connection with permits or other authorization for lawful activity; relating to nuisance, trespass or other causes of action related to the Property; and relating to wrongful death, personal injury, or property or other damage in connection with any physical condition or use of the Property.

     "Hazardous Substances" include but are not limited to any and all substances (whether solid, liquid or gas) defined, listed, or otherwise classified as pollutants, hazardous wastes, hazardous substances, hazardous materials, extremely hazardous wastes, or words of similar meaning or regulatory effect under any present or future Environmental Law or that may have a negative impact on human health or the environment, including but not limited to petroleum and petroleum products, asbestos and asbestos-containing materials, polychlorinated biphenyls, lead, radon, radioactive materials, flammables and explosives.

     "Release" of any Hazardous Substance includes but is not limited to any release, deposit, discharge, emission, leaking, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Substances.

     "Remediation" includes but is not limited to any response, remedial, removal, or corrective action, any activity to cleanup, detoxify, decontaminate, contain or otherwise remediate any Hazardous Substance, any actions to prevent, cure or mitigate any Release of any Hazardous Substance, any action to comply with any Environmental Law or with any permits issued pursuant thereto, any inspection, investigation, study, monitoring, assessment, audit, sampling or testing, laboratory or other analysis, or evaluation relating to any Hazardous Substances or to anything referred to in this Paragraph 32.

          (b) Borrower covenants and agrees that: (i) all uses and operations on or of the Property, whether by Borrower or any other person or entity, shall be in compliance with all Environmental Law and permits issued pursuant thereto; (ii) there shall be no Releases of Hazardous Substances in, on, under or from the Property; (iii) there shall be no Hazardous Substances in, on, or under the Property, except those that are both (A) in compliance with all Environmental Law and with permits issued pursuant thereto and (B) fully disclosed to Lender in writing; (iv) Borrower shall keep the Property free and clear of all liens and other encumbrances imposed pursuant to any Environmental Law, whether due to any act or omission of Borrower or any other person or entity (the "Environmental Liens"); (v) Borrower shall, at its sole cost and expense, fully and expeditiously cooperate in all activities pursuant to subparagraph 32(c) below, including but not limited to providing all relevant information and making knowledgeable persons available for interviews; (vi) Borrower shall, at its sole cost and expense, perform any environmental site assessment or other investigation of environmental conditions in connection with the Property, pursuant to any reasonable written request of Lender (including but not limited to sampling, testing and analysis of soil, water, air, building materials and other materials and substances whether solid, liquid or gas), and share with Lender the reports and other results thereof, and Lender and other parties shall be entitled to rely on such reports and other results thereof; (vii) Borrower shall, at its sole cost and expense, comply with all reasonable written requests of Lender to (A) reasonably effectuate Remediation of any condition (including but not limited to a Release of a Hazardous Substance) in, on, under or from the Property; (B) comply with any Environmental Law; (C) comply with any directive from any governmental authority; and (D) take any other reasonable action necessary or appropriate for protection of human health or the environment; (viii) Borrower shall not do or allow any tenant or other user of the Property to do any act that materially increases the dangers to human health or the environment, poses an unreasonable risk of harm to any person or entity (whether on or off the Property), impairs or may impair the value of the Property, is contrary to any requirement of any insurer, constitutes a public or private nuisance, constitutes waste, or violates any covenant, condition, agreement or easement applicable to the Property; and (ix) Borrower shall immediately notify Lender in writing of (A) any presence or Releases or threatened Releases of Hazardous Substances in, on, under, from or migrating towards the Property; (B) any non-compliance with any Environmental Law related in any way to the Property; (C) any actual or potential environmental lien against the Property; (D) any required or proposed Remediation of environmental conditions relating to the Property; and (E) any written or oral notice or other communication which Borrower becomes aware from any source whatsoever (including but not limited to a governmental entity) relating in any way to Hazardous Substances or Remediation thereof, possible liability of any person or entity pursuant to any Environmental Law, other environmental conditions in connection with the Property, or any actual or potential administrative or judicial proceedings in connection with anything referred to in this Paragraph 32.

          (c) Lender and any other person or entity designated by Lender, including but not limited to any receiver, any representative of a governmental entity, and any environmental consultant shall have the right, but not the obligation, to enter upon the Property at all reasonable times to assess any and all aspects of the environmental condition of the Property and its use, including but not limited to conducting any environmental assessment or audit (the scope of which shall be determined in Lender's sole and absolute discretion) and taking samples of soil, ground water or other water, air or building materials, and conducting other invasive testing. Borrower shall cooperate with and provide access to Lender and any such person or entity designated by Lender.

     33. INDEMNIFICATION. Subject to the limitations set forth in Paragraph 47 hereof, Borrower shall protect, defend, indemnify and save harmless Lender from and against all liabilities, obligations, claims, demands, damages, penalties, causes of action, losses, fines, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses actually incurred), imposed upon or incurred by or asserted against Lender by reason of (a) ownership of this Security Instrument, the Property or any interest therein or receipt of any Rents; (b) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (c) any use, non use or condition in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (d) any failure on the part of Borrower to perform or comply with any of the terms of this Security Instrument; (e) performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof; (f) the failure of any person to file timely with the Internal Revenue Service an accurate Form 1099-B, Statement for Recipients of Proceeds from Real Estate, Broker and Barter Exchange Transactions, which may be required in connection with this Security Instrument, or to supply a copy thereof in a timely fashion to the recipient of the proceeds of the transaction in connection with which this Security
Instrument is made; (g) the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release, or threatened release of any Hazardous Substances on, from, or affecting the Property or any other property occurring prior to or during Borrower's ownership of the Property; (h) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to the presence of such Hazardous Substances as set forth in subparagraph 33(g); (i) any lawsuit brought or threatened, settlement reached, or government order relating to the presence of such Hazardous Substances as set forth in subparagraph 33(g); (j) any violation of laws, orders, regulations, requirements, or demands of government authorities, which are based upon or in any way related to such Hazardous Substances, including, without limitation, the costs and expenses of any remedial action, attorney and consultant fees, investigation and laboratory fees, court costs, and litigation expenses; (k) any representation or warranty made herein or in the Note, this Security Instrument or the Other Security Documents being false or misleading in any respect as of the date such representation or warranty was made; (1) any claim by brokers, finders or similar persons claiming to be entitled to a commission in connection with any Lease or other transaction involving the Property or any part thereof under any legal requirement or any liability asserted against Lender with respect thereto; or (m) the claims of any lessee of all or any portion of the Property or any person acting through or under any lessee or otherwise arising under or as a consequence of any Lease. Any amounts payable to Lender by reason of the application of this Paragraph 33 shall be secured by this Security Instrument and shall become immediately due and payable and shall bear interest at the Default Rate from the date loss or damage is sustained by Lender until paid. The obligations and liabilities of Borrower under this Paragraph 33 shall survive any termination, satisfaction, assignment, entry of a judgment of foreclosure, delivery of a deed in a nonjudicial foreclosure or delivery of a deed in lieu of foreclosure of this Security Instrument.

     34. NOTICES. All notices or other written communications hereunder shall be deemed to have been properly given (i) upon delivery, if delivered in person or by facsimile transmission with receipt acknowledged by the recipient thereof,
(ii) one (1) Business Day (defined below) after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three
(3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

                  If to Borrower:           Thicket Apartments, L.P.
                                            3111 Paces Mill Road, Suite A-200
                                            Atlanta, Georgia 30339
                                            Attention: General Partner

                  If to Lender:             Univest Mortgage Capital, LLC
                                            Six Concourse Parkway, Suite 1400
                                            Atlanta, Georgia 30328-5346
                                            Attention: Daniel B. Lambert
                                            Facsimile No.  (770) 399-8396

     or addressed as such party may from time to time designate by written notice to the other parties.

     Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

     For purposes of this Subsection, "Business Day" shall mean a day on which commercial banks are not authorized or required by law to close in New York, New York.

     35. AUTHORITY. (a) Borrower (and the undersigned representative of Borrower, if any) has full power, authority and right to execute, deliver and perform its obligations pursuant to this Security Instrument, and to mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm, pledge, hypothecate and assign the Property pursuant to the terms hereof and to keep and observe all of the terms of this Security Instrument on Borrower's part to be performed.

          (b) Borrower represents and warrants that Borrower is not a "foreign person" within the meaning of 1445(f)(3) of the Internal Revenue Code of 1986, as amended and the related Treasury Department regulations, including temporary regulations.

     36. WAIVER OF NOTICE. Borrower shall not be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which this Security Instrument specifically and expressly provides for the giving of notice by Lender to Borrower and except with respect to matters for which Lender is required by applicable law to give notice, and Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Security Instrument does not specifically and expressly provide for the giving of notice by Lender to Borrower.

     37. REMEDIES OF BORROWER. In the event that a claim or adjudication is made that Lender has acted unreasonably or unreasonably delayed acting in any case where by law or under the Note, this Security Instrument or the Other Security Documents, it has an obligation to act reasonably or promptly, Lender shall not be liable for any monetary damages, and Borrower's remedies shall be limited to injunctive relief or declaratory judgment.

     38. SOLE DISCRETION OF LENDER. Wherever pursuant to this Security Instrument, Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, the decision of Lender to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory shall be in the sole discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

     39. NON-WAIVER. The failure of Lender to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Security Instrument. Borrower shall not be relieved of Borrower's obligations hereunder by reason of (a) the failure of Lender to comply with any request of Borrower or any guarantors to take any action to foreclose this Security Instrument or otherwise enforce any of the provisions hereof or of the Note or the Other Security Documents, (b) the release, regardless of consideration, of the whole or any part of the Property, or of any person liable for the Debt or any portion thereof, or (c) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Security Instrument or the Other Security Documents. Lender may resort for the payment of the debt to any other security held by Lender in such order and manner as Lender, in its discretion, may elect. Lender may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender thereafter to foreclose this Security Instrument. The rights and remedies of Lender under this Security Instrument shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Lender shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

     40. NO ORAL CHANGE. This Security Instrument, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

     41. LIABILITY. If Borrower consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. This Security Instrument shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

     42. INAPPLICABLE PROVISIONS. If any term, covenant or condition of the Note or this Security Instrument is held to be invalid, illegal or unenforceable in any respect, the Note and this Security Instrument shall be construed without such provision.

     43. HEADINGS, ETC. The headings and captions of various paragraphs of this Security Instrument are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

     44. DUPLICATE ORIGINALS. This Security Instrument may be executed in any number of duplicate originals and each such duplicate original shall be deemed to be an original.

     45. DEFINITIONS. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Security Instrument may be used interchangeably in singular or plural form and the word "Borrower" shall mean "each Borrower and any subsequent owner or owners of the Property or any part thereof or any interest therein," the word "Lender" shall mean "Lender and any subsequent holder of the Note," the word "Note" shall mean "the Note and any other evidence of indebtedness secured by this Security Instrument," the word "person" shall include an individual, corporation, partnership, trust, unincorporated association, government, governmental authority, and any other entity, and the words "Property" shall include any portion of the Property and any interest therein. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

     46. ASSIGNMENTS. Lender shall have the right to assign or transfer its rights under this Security Instrument without limitation. Any assignee or transferee shall be entitled to all the benefits afforded Lender under this Security Instrument.

     47. NON-RECOURSE LIABILITY. (a) Subject to the provisions of Paragraph 48 of this Security Instrument, and notwithstanding any other provision in the Note, this Security Instrument or the Other Security Documents, the personal liability of Borrower to pay the Debt shall be limited to (i) the Property, and
(ii) the Rents, including any Rents received or collected by or on behalf of Borrower after and during the continuance of an Event of Default, except to the extent that Borrower did not have the legal right, because of a bankruptcy, receivership or similar judicial proceeding, to direct the disbursement of such sums.

          (b) Except as provided in Paragraph 48 of this Security Instrument, Lender shall not seek (i) any judgment for a deficiency against Borrower in any action to enforce any right or remedy under this Security Instrument, or (ii) any judgment on the Note except as may be necessary in any action brought under this Security Instrument to enforce the lien against the Property.

          (c) No provision of this Paragraph 47 shall (i) affect any guaranty, indemnity or similar agreement executed in connection with the indebtedness evidenced by the Note, (ii) release or reduce the indebtedness evidenced by the Note, or (iii) impair the lien of this Security Instrument.

     48. EXCEPTIONS TO NON-RECOURSE LIABILITY. (a) Borrower shall be personally liable to Lender in the amount of any loss, damage or cost incurred by Lender resulting from (i) fraud or intentional misrepresentation by Borrower or any other person or entity employed by or an agent of Borrower in connection with obtaining the loan evidenced by the Note, (ii) insurance proceeds, condemnation awards, or other sums or payments attributable to the Property not applied in accordance with the provisions of this Security Instrument, except to the extent that Borrower did not have the legal right, because of a bankruptcy, receivership, or similar judicial proceeding, to direct disbursement of such sums or payments, (iii) all Rents received following and during the continuance of any Event of Default under the Note or this Security Instrument and not applied to payment of principal and interest due under the Note (including any such Rents received or collected by or on behalf of Borrower after an Event of Default, except to the extent that Borrower did not have the legal right, because of a bankruptcy, receivership or similar judicial proceeding, to direct the disbursement of such Rents), and payments of utilities, taxes and assessments and insurance on the Property, as they become due or payable, (iv) Borrower's failure to pay transfer fees and charges due Borrower under the Note or this Security Instrument in connection with any transfer of all or any part of the Property, or any interest therein, to the extent permitted herein by Lender, from Borrower to Borrower's transferee, or transfer of beneficial interest in Borrower (if Borrower is not a natural person or persons but is a corporation, partnership, trust or other legal entity), (v) a default by Borrower under Paragraphs 32 or 33(g) through (j) of this Security Instrument,
(vi) failure to pay any recording taxes or documentary stamps or other charges required in connection with this Security Instrument, (vii) failure to pay real estate taxes for the Property, (viii) failure to pay insurance premiums for the Property, (ix) misapplication or misappropriation of Rents or security deposits collected in advance, (x) the inability of Lender to enforce the Assignment of Leases and Rents executed by Borrower in favor of Lender with regard to the Property, and (xi) failure of Borrower to comply with all provisions of the Note, Security Instrument or Other Security Documents regarding delivery of financial or operating statements including, without limitation, Paragraph 15 of this Security Instrument.

          (b) Notwithstanding the foregoing, the agreement of Lender not to pursue recourse liability as set forth in this Paragraph 48 shall become NULL and VOID and shall be of no further force and effect in the event Borrower shall be in default of the provisions of Paragraphs 50 or 9 hereof.

          (c) No provision of this Paragraph 48 shall (i) affect any guaranty, indemnity or similar agreement executed in connection with the indebtedness evidenced by the Note, (ii) release or reduce the indebtedness evidenced by the Note, or (iii) impair the lien of this Security Instrument.

     49. MANAGEMENT. Borrower covenants and agrees that any replacement or successor manager of the Property shall have demonstrated management experience of a type similar to the management of the Property as of the date hereof and shall be subject to the reasonable approval of Lender. Any replacement or successor exclusive leasing agent for the Property, if other than Borrower or such Property manager approved by Lender, shall have demonstrated leasing experience of a type similar to the leasing at the Property as of the date hereof and shall be subject to the reasonable approval of Lender. In the event of the bankruptcy or insolvency of the manager of the Property, Borrower shall, at the request of Lender, terminate the manager and replace the manager with a new manager approved by Lender.

     50. SINGLE PURPOSE ENTITY/SEPARATENESS. Borrower represents, warrants and covenants as follows:

          (a) Borrower does not own and will not own any encumbered asset or property other than (i) the Property, and (ii) incidental personal property necessary for the ownership or operation of the Property.

          (b) Borrower will not engage in any business other than the ownership, management and operation of the Property and Borrower will conduct and operate its business as presently conducted and operated.

          (c) Borrower will not enter into any contract or agreement with any Constituent Party, as defined below, or Affiliate, as defined below, of the Borrower or any Affiliate of a Constituent Party or any guarantor, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than any Constituent Party or Affiliate of Borrower, any Constituent Party or any guarantor.

          (d) Borrower has not incurred and will not incur any indebtedness, secured or unsecured, direct or indirect, absolute or contingent (including guaranteeing any obligation), other than (i) the Debt, and (ii) trade and operational debt incurred in the ordinary course of business with trade creditors and in amounts as are normal and reasonable under the circumstances. No indebtedness other than the Debt may be secured (subordinate or pari passu) by the Property.

          (e) Borrower has not made and will not make any loans or advances to any third party (including any Constituent Party or Affiliate of Borrower, any Constituent Party or any guarantor).

          (f) Borrower is solvent and Borrower will pay its debts from its assets as the same shall become due.

          (g) Borrower has done or caused to be done and will do all things necessary to preserve its existence, and Borrower will not, nor will Borrower permit any Constituent Party or guarantor to, amend, modify or otherwise change the partnership certificate, partnership agreement, articles of incorporation and bylaws, articles or certificate of organization, operating agreement, trust or other organizational documents of Borrower or such Constituent Party or guarantor in a manner which would adversely affect Borrower's existence as a single purpose entity.

          (h) Borrower will maintain books and records and bank accounts separate from those of its Affiliates and any Constituent Party.

          (i) Borrower will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any Affiliate of Borrower, any Constituent Party, any guarantor or any Affiliate of any Constituent Party or guarantor).

          (j) Borrower will maintain, to the best of its ability, adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations.

          (k) Borrower or any Constituent Party will not seek the dissolution or winding up, in whole or in part, of Borrower.

          (l) Borrower will not commingle the funds and other assets of Borrower with those of any Constituent Party, guarantor, any Affiliate of guarantor, any Constituent Party or any guarantor, or any other person.

          (m) Borrower has and will maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any Constituent Party, guarantor, or any Affiliate of any Constituent Party or any guarantor, or any other person.

          (n) Borrower does not and will not hold itself out to be responsible for the debts or obligations of any other person.

          As used herein, the term "Constituent Party" shall mean any signatory to this Security Instrument that signs on Borrower's behalf that is a corporation, general partner, general partnership, limited partnership, joint venture, trust, or other type of business organization, and the term "Affiliate" shall mean any person or entity directly or indirectly controlling, controlled by or under common control with another person or entity.

          [The  foregoing  covenants  shall apply to managing  members,  general
     partners  or  principal   shareholders  of  Borrower  when  appropriate  as
     determined by Lender.]

     51. TIME IS OF THE ESSENCE. Borrower agrees that where, by the terms of the Note, this Security Instrument or any Other Security Document, a day is named or a time is fixed for the payment of any sum of money or the performance of any agreement, the time and day stated enters into the consideration of and is of the essence of such agreement.

     52. EQUITABLE SUBROGATION. In the event any indebtedness secured by any prior lien on the Property is paid from the proceeds of the loan secured by this Security Instrument, the Lender shall be subrogated to the rights of the holder of such lien as fully as if such lien had been assigned to the Lender.

     53. GOVERNING LAW. Unless otherwise specified herein, this Security Instrument shall be construed and interpreted under the laws of the state in which the Property is located.

     54. WAIVER OF TRIAL BY JURY. BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN EVIDENCED BY THE NOTE, THE APPLICATION FOR THE LOAN EVIDENCED BY THE NOTE, THE NOTE, THIS SECURITY INSTRUMENT OR THE OTHER SECURITY DOCUMENTS OR ANY ACTS OR OMISSIONS OF LENDER, ITS OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH.

     55. BUSINESS PURPOSES. The loan evidenced by the Note is solely for the business purpose of Borrower, and is not for personal, family, household or agricultural purposes.

     56. TRANSFER OF LOAN. Lender may, at any time, sell, transfer or assign the Note, this Security Instrument or the Other Security Documents, and any or all servicing rights with respect thereto, or grant participations therein or issue mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement (the "Securities"). Lender may forward to each purchaser, transferee, assignee, servicer, participant, investor in such Securities or any rating agency rating such Securities (all of the foregoing entities collectively referred to as the "Investor") and each prospective Investor, all documents and information which Lender now has or may hereafter acquire relating to the Debt and to Borrower, any guarantor, any indemnitors and the Property, whether furnished by Borrower, any guarantor, any indemnitors or otherwise, as Lender determines necessary or desirable. Borrower, any guarantor and any indemnitor agree to cooperate with Lender in connection with any transfer made or any Securities created as contemplated by this Section, including, without limitation, the delivery of an estoppel certificate required in accordance with provisions hereof and such other documents as may be reasonably requested by Lender. Borrower shall also furnish and Borrower, any guarantor and any indemnitor consent to Lender furnishing to such Investors or such prospective Investors or rating agency any and all information concerning the Property, the Leases, the financial condition of Borrower, any guarantor and any indemnitor as may be requested by Lender, any Investor or any prospective Investor or rating agency in connection with any sale, transfer or participation interest.

     57. In the event of any inconsistencies between the provisions of Part II of this Security Instrument and the provisions of Part I of this Security Instrument, the provisions of Part II shall control and be binding.

                                     PART II

                            STATE SPECIFIC PROVISIONS

     58. GEORGIA PROVISIONS. Notwithstanding anything to the contrary elsewhere in this Security Instrument, if an Event of Default shall have occurred, Lender, at its option, may sell the Property or any part of the Property at one or more public sale or sales before the door of the courthouse of the county in which the Land or any part of the Land is situated, to the highest bidder for cash, in order to pay the Debt and all expenses of sale and of all proceedings in connection therewith, including reasonable attorneys' fees actually incurred, after advertising the time, place and terms of sale once a week for four (4) weeks immediately preceding such sale (but without regard to the number of days) in a newspaper in which Sheriff's sales are advertised in said county. At any such public sale, Lender may execute and deliver to the purchaser a conveyance of the Property or any part of the Property in fee simple with full warranties of title, and to this end Borrower hereby constitutes and appoints Lender the agent and attorney-in-fact of Borrower to make such sale and conveyance, and thereby to divest Borrower of all right, title and equity that Borrower may have in and to the Property and to vest the same in the purchaser or purchasers at such sale or sales, and all the acts and doings of said agent and attorney-in-fact are hereby ratified and confirmed and any recitals in said conveyance or conveyances as to facts essential to a valid sale shall be binding upon Borrower. The aforesaid power of sale and agency hereby granted are coupled with an interest and are irrevocable by death or otherwise, are granted as cumulative of the other remedies provided hereby or by law for collection of the Debt and shall not be exhausted by one exercise thereof but may be exercised until full payment of all of the Debt. In the event of any sale under this Security Instrument by virtue of the exercise of the powers herein granted, or pursuant to any order in any judicial proceeding or otherwise, the Property may be sold as an entirety or in separate parcels and in such manner or order as Lender in its sole discretion may elect, and if Lender so elects, Lender may sell the personal property covered by this Security Instrument at one or more separate sales in any manner permitted by the Uniform Commercial Code of the State of Georgia, and one or more exercises of the powers herein granted shall not extinguish nor exhaust such powers, until the entire Property is sold or the Debt is paid in full. If the Debt is now or hereafter further secured by any chattel mortgages, pledges, contracts of guaranty, assignments of lease or other security instruments, Lender may at its option exhaust the remedies granted under any of said security instruments either concurrently or independently, and in such order as Lender may determine.

     59. DEED TO SECURE DEBT. This conveyance is to be construed under the existing laws of the State of Georgia as a deed passing title, and not as a mortgage, and is intended to secure the payment of all sums secured hereby.

     60. ERISA. (a) Borrower shall not engage in any transaction which would cause any obligation, or action taken or to be taken, hereunder (or the exercise by Lender of any of its rights under the Note, this Security Instrument and the Other Security Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

          (b) Borrower further covenants and agrees to deliver to Lender such certifications or other evidence from time to time throughout the term of this Security Instrument, as requested by Lender in its sole discretion, that (i) Borrower is not an "employee benefit plan" as defined in Section 3(3) of ERISA, or other retirement arrangement, which is subject to Title I of ERISA or Section 4975 of the Internal revenue Code of 1986, as amended (the "Code"), or a "governmental plan" within the meaning of Section 3(32) of ERISA; (ii) Borrower is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans; and (iii) one or more of the following circumstances is true:

               (A) Equity interests in Borrower are publicly offered securities, within the meaning of 29 C.F.R. section 2510.3-101(b)(2);

               (B) Less than 25 percent of each outstanding class of equity interests in Borrower are held by "benefit plan investors" within the meaning of 29 C.F.R. section 2510.3- 101(f)(2); or

               (C) Borrower qualifies as an "operating company" or a "real estate operating company" within the meaning of 29 C.F.R. section 2510.3-101(c) or (e) or an investment company registered under The Investment Company Act of 1940.

     IN WITNESS WHEREOF, this Security Instrument has been executed by Borrower the day and year first above written.

                                             "BORROWER":

Signed, sealed and delivered     THICKET APARTMENTS, L.P., a Delaware limited
in the presence of:              partnership

________________________         By:      THICKET HOLDINGS, INC., a Delaware
Unofficial Witness                        corporation, General Partner

________________________                  BY: /s/ Stephanie A. Reed
Notary Public                                 STEPHANIE A. REED,
                                              Vice President/Secretary
   [NOTARIAL SEAL]
                                                    [CORPORATE SEAL]
Commission Expiration Date:
________________________